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                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):   February 3, 2000



                      Electronic Data Systems Corporation
            (Exact name of registrant as specified in its charter)



          Delaware                   01-11779                 75-2548221
(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)           Identification No.)


                               5400 Legacy Drive
                            Plano, Texas 75024-3105
                   (Address of Principal Executive Offices,
                              Including Zip Code)



      Registrant's telephone number, including area code:  (972) 604-6000


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Item 5.  Other Events.

     On February 3, 2000, Electronic Data Systems Corporation, a Delaware corporation, issued the press release attached as Exhibit 99(a) hereto.

Item 7.  Financial Statements and Exhibits.

     (c)   Exhibits

     Exhibit
     Number                        Description of Document
     ------                        -----------------------

      99(a) Press Release of Electronic Data Systems Corporation dated February 3, 2000.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ELECTRONIC DATA SYSTEMS
                                 CORPORATION


February 3, 2000                 By:   /s/ D. Gilbert Friedlander
                                     -----------------------------------------
                                     D. Gilbert Friedlander, Senior Vice
                                     President, General Counsel  and Secretary

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